PROVISIONS (Tables)	12 Months Ended
Dec. 31, 2024
Other provisions [abstract]
Schedules of provisions	Provisions

a) Provisions
	As at December 31, 2024	As at December 31, 2023
Environmental rehabilitation (“PER”)	$1,751	$1,883
Post-retirement benefits	34	36
Share-based payments	23	20
Other employee benefits	32	36
Other	122	83
	$1,962	$2,058

b) Environmental Rehabilitation
	2024	2023
At January 1	$2,153	$2,204
PERs divested during the year[1]	—	(64)
Closed Sites
Impact of revisions to expected cash flows recorded in earnings	38	14
Settlements
Cash payments	(121)	(117)
Settlement gains	(10)	(7)
Accretion	41	29
Operating Sites
PER revisions in the year	(92)	91
Settlements
Cash payments	(76)	(50)
Settlement gains	(4)	(5)
Accretion	48	58
At December 31	$1,977	$2,153
Current portion (note 24)	(226)	(270)
	$1,751	$1,883
[1] 2023 primarily relates to the transfer of our Porgera mine to equity accounting method investment.
The eventual settlement of substantially all PERs estimated is expected to take place between 2025 and 2064.

The total PER has decreased in Q4 2024 by $147 million primarily due to an increase in the discount rate, and spending incurred during the quarter, partially offset by changes in cost estimates at our US closure sites, Pascua-Lama, Pierina, Hemlo and Lumwana properties, combined with accretion. For the year ended December 31, 2024, our PER balance decreased by $176 million primarily due to spending incurred during the year, and an increase in the discount rate, partially offset by accretion, combined with the changes in cost estimates described above. A 1% increase in the discount rate would result in a decrease in the PER by $186 million and a 1% decrease in the discount rate would result in an increase in the PER by $228 million, while holding the other assumptions constant.